UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 06/18/2007 (04/06/2007)

RELIABILITY INCORPORATED

(Exact name of registrant as specified in its charter)

Commission File Number: 0-7092

TX	75-0868913
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 218370, Houston, TX 77218-8370

(Address of principal executive offices, including zip code)

281-492-0550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Reliability, Inc. on April 6, 2007 ( the “Initial Form 8-K”), to include financial information pursuant to Item 9.01 of Form 8-K that was excluded from the Initial Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On April 1, 2007, Reliability, Inc. (“Company”) completed the merger of its wholly owned subsidiary, Reliability-Medallion, Inc., a Florida corporation, into Medallion Electric Acquisition Corporation (“Medallion Electric Acquisition” or “MEAC”) and the indirect acquisition, through MEAC, of Medallion Electric, Inc. (“Medallion Electric”).

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements of Medallion Electric, Inc. as of December 31, 2005 and 2006, the results of their operations and statement of cash flows for each of the years ended December 31, 2005 and 2006 and the report of Kempisty & Company, independent auditors, relating to such financial statements.

The financial statements of Medallion Electric Acquisition Corporation as of December 31, 2006, the results of operations and statement of cash flows for the period December 8, 2006 (inception) to December 31, 2006 and the report of Kempisty & Company, independent auditors, relating to such financial statements.

(b) Pro Forma Financial Information

The unaudited combined pro forma financial statements of Reliability, Inc., Medallion Electric, Inc. and Medallion Electric Acquisition Corporation for the year ended December 31, 2006 and for the three months ended March 31, 2007.

(d) Exhibits

2.01 Financial Information

23.1 Consent of Kempisty & Company

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

Date: June 18, 2007	By:	/s/ J. M. Harwell
J. M. Harwell
Executive Vice President

Exhibit Index

Exhibit No.	Description
EX-2.01	Financial Information

EX-23.1	Consent of Kempisty & Company